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                                                                    EXHIBIT 99.1

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PROXY                          [FORM OF PROXY]


                              ACCESS HEALTH, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                        SPECIAL MEETING OF STOCKHOLDERS


        The undersigned Stockholder of ACCESS HEALTH, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders Proxy Statement/Prospectus of Access Health, Inc., each dated October __, 1996, and hereby appoints Thomas E. Gardner and John V. Crisan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of ACCESS HEALTH, INC., to be held on November __, 1996, at 9:00 a.m. at ACCESS HEALTH's, INC.'s corporate headquarters at 11020 White Rock Road, Rancho Cordova, California 95670, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

                  (Continued and to be signed on reverse side)
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 PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY   [_]


           THE ACCESS HEALTH, INC. BOARD OF DIRECTORS RECOMMENDS A
                         VOTE FOR PROPOSAL 1, 2 AND 3

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
1.  PROPOSAL TO APPROVE THE          For    Against  Abstain       THIS PROXY WILL BE VOTED AS
    ISSUANCE OF SHARES OF                                          DIRECTED OR, IF NO DIRECTION IS
    ACCESS HEALTH, INC. COMMON       [_]      [_]      [_]         INDICATED, WILL BE VOTED "FOR" THE
    STOCK PURSUANT TO THE                                          PROPOSAL LISTED, AND AS SAID
    AGREEMENT AND PLAN OF                                          PROXIES DEEM ADVISABLE ON SUCH
    REORGANIZATION DATED AS OF                                     OTHER MATTERS AS MAY COME BEFORE
    SEPTEMBER 3, 1996 (THE                                         THE MEETING, INCLUDING, AMONG
    "MERGER AGREEMENT") BY AND                                     OTHER THINGS, CONSIDERATION OF ANY
    AMONG ACCESS HEALTH, INC.,                                     MOTION MADE FOR ADJOURNMENT OF THE
    A NEWLY-FORMED WHOLLY-OWNED                                    MEETING (INCLUDING WITHOUT
    SUBSIDIARY OF ACCESS HEALTH,                                   LIMITATION FOR PURPOSES OF
    INC. ("SUB") AND INFORMED                                      SOLICITING ADDITIONAL VOTES TO
    ACCESS SYSTEMS, INC. A                                         APPROVE THE ISSUANCE OF ACCESS
    DELAWARE CORPORATION,                                          HEALTH, INC. COMMON STOCK PURSUANT
    PROVIDING FOR SUB TO BE                                        TO THE MERGER AGREEMENT).
    MERGED WITH AND INTO INFORMED
    ACCESS SYSTEMS, INC. WITH
    INFORMED ACCESS SYSTEMS, INC.
    BEING THE SURVIVING
    CORPORATION AND BECOMING A                                     Please sign exactly as name
    WHOLLY-OWNED SUBSIDIARY OF                                     appears on Proxy
    ACCESS HEALTH, INC.                                            Dated: _____________________________

2.  PROPOSAL TO RATIFY AND           For    Against  Abstain       ____________________________________
    APPROVE AN AMENDMENT TO                                                     Signature
    ACCESS HEALTH'S CERTIFICATE      [_]      [_]      [_]
    OF INCORPORATION INCREASING                                    ____________________________________
    THE AUTHORIZED NUMBER OF                                           (Signatures if held jointly)
    SHARES OF ACCESS HEALTH,
    INC. COMMON STOCK FROM
    30,000,000 TO 75,000,000.

3.  PROPOSAL TO RATIFY AND           For    Against  Abstain       -----------------------------------
    APPROVE AN AMENDMENT TO THE                                                  (Title)
    ACCESS HEALTH, INC. 1989         [_]      [_]      [_]
    INCENTIVE STOCK PLAN TO
    INCREASE THE NUMBER OF
    SHARES AVAILABLE FOR
    OPTIONS UNDER THE PLAN BY
    1,000,000 SHARES.

_______________________________________________________________    Note: When shares are held by joint
                                                                   tenants, both should sign.  When
                                                                   signing as attorney, executor,
                                                                   administrator, trustee, guardian or
                                                                   corporate officer or partner,
                                                                   please give full title as such.  If
                                                                   a corporation, please sign in
                                                                   corporate name by President or
                                                                   other authorized officer.  If a
                                                                   partnership, please sign in
                                                                   partnership name by authorized
_______________________________________________________________    person.
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